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                                                                    EXHIBIT 4.01

                            GRADALL INDUSTRIES, INC.

                                                           CUSIP 38411P 10 7
                                                           SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE OF

                            GRADALL INDUSTRIES, INC.

transferable on the books of the corporation by the holder of this certificate in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

          WITNESS the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

Dated

                                   Secretary

GRADALL INDUSTRIES, INC.

                                   President
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                  COMMON STOCK
                                PAR VALUE $.001
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Countersigned and Registered
                     ChaseMellon Shareholder Services, LLC
                                                    Transfer Agent and Registrar
By

                                                            Authorized Signature
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                            GRADALL INDUSTRIES, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common              UNIF GIFT MIN ACT -- ______ Custodian _______
TEN ENT -- as tenants by the entireties                           (Cust)           (Minor)
JT TEN  -- as joint tenants with right of                         under Uniform Gifts to Minors
           survivorship and not as tenants
           in common                                              Act__________________________
                                                                               (State)

     Abbreviations in addition to those in the above list may also be used.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
             Please print or typewrite name and address of assignee

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________ Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ___________________________________

                                          _____________________________________
                                          NOTICE: The signature to this
                                          assignment must correspond with the
                                          name as written upon the face of the
                                          certificate, in every particular
                                          without alteration or enlargement, or
                                          any change whatever.

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                   THIS SPACE MUST NOT BE COVERED IN ANY WAY